Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of June 1, 2007, among CAPITAL TRUST, INC., a Maryland corporation (the “Borrower”), certain LENDERS party hereto and WESTLB AG, NEW YORK BRANCH (“WestLB”), as administrative agent on behalf of certain lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS:

A.  The Borrower, the Administrative Agent and certain lenders (the “Lenders”) are parties to a Credit Agreement dated as of March 22, 2007 (as may be hereafter further amended, modified, supplemented or restated from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement), which Credit Agreement provides, among other things, for revolving Loans to be made by the Lenders to the Borrower in an aggregate principal amount not exceeding $50,000,000.

B.  Pursuant to Section 9.04 of the Credit Agreement and an Assignment and Assumption Agreement dated as of May 30, 2007, (i) WestLB assigned a portion of its Commitment and the Loans outstanding to Fortis Capital Corp. (“Fortis”), and (ii) Fortis assumed all of the obligations required to be performed by it as a Lender under the terms and provisions of the Credit Agreement.

C.  The parties hereto desire to, among other things, increase the aggregate amount of the Commitments and add new Lenders.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Amendment of Credit Agreement.  Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)           The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.  The initial aggregate amount of the Lenders’ Commitments is $100,000,000;

(b)           Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

Section 2.  New Lenders.  Morgan Stanley Bank, Bear Stearns Corporate Lending, Inc., Deutsche Bank Trust Company Americas, and Wells Fargo Bank, National Association each hereby irrevocably and unconditionally agrees, effective as of the Effective Date, to be bound by, and to perform all of the obligations required to be performed by it as a Lender under the terms and provisions of the Credit Agreement, and agree that it shall, from and after the Effective Date, be (and be deemed to be) a Lender under the Credit Agreement in all respects and for all purposes as set forth therein, with a Commitment identified on Exhibit A attached hereto.

Section 3.  Conditions to the Effectiveness of this Agreement.  The effectiveness of this Agreement is subject to the conditions precedent that the Administrative Agent shall have received the following items (such date of receipt of all such items, the “Effective Date”):

(a)           This Agreement, executed by the parties hereto;

(b)           Payment of all of the Administrative Agent’s reasonable out-of-pocket costs and expenses incurred in connection with this Agreement.

Section 4.  Borrower’s Representations.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)  Each of the representations and warranties of the Borrower set forth in the Credit Agreement, as amended by this Agreement, is true and correct on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(b)  As of the date hereof and immediately after giving effect to this Agreement and the actions contemplated thereby, no Default has occurred and is continuing;

(c)  The execution of this Agreement is within the Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action.  This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(d)  The execution of this Agreement (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or

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any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

Section 5.  Ratification.  Except as modified herein, the Credit Agreement is hereby ratified and confirmed on behalf of the parties hereto and thereto.

Section 6.  Miscellaneous.

(a)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)  Amendments, Etc.  The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by the Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement).  Any such waiver, modification or amendment shall be binding upon the Borrower, the Administrative Agent and each Lender.

(c)  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Borrower, the Administrative Agent and each Lender.

(d)  Captions.  The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

(e)  Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(f)  Severability.  If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER

CAPITAL TRUST, INC., a Maryland corporation

By	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:

WESTLB AG, NEW YORK BRANCH,

By	/s/ Dee Dee Sklar
Name: Dee Dee Sklar
Title: Managing Director

By	/s/ Stephen M. Toth
Name: Stephen M. Toth
Title: Director

LENDERS:

WESTLB AG, NEW YORK BRANCH,

By	/s/ Dee Dee Sklar
Name: Dee Dee Sklar
Title: Managing Director

By	/s/ Stephen M. Toth
Name: Stephen M. Toth
Title: Director

FORTIS CAPITAL CORP.

By:	/s/ Alan Krouk
Name: Alan Krouk
Title: Managing Director

By:	/s/ Barry Chung
Name: Barry Chung
Title: Senior Vice President

MORGAN STANLEY BANK

By:	/s/ Daniel Twengo
Name: Daniel Twengo
Title: Authorized Signatory

BEAR STEARNS CORPORATE LENDING, INC.

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ James Rolison
Name: James Rolison
Title: Director

By:	/s/ Linda Wong
Name: Linda Wong
Title: Director

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ David Grossman
Name: David Grossman
Title: Vice President

Exhibit A

SCHEDULE 2.01

Commitments

LENDER	COMMITMENT

WestLB AG, New York Branch	$25,000,000
Fortis Capital Corp.	$25,000,000
Morgan Stanley Bank	$12,500,000
Bear Stearns Corporate Lending, Inc.	$12,500,000
Deutsche Bank Trust Company Americas	$10,000,000
Wells Fargo Bank, National Association	$15,000,000
TOTAL	$100,000,000